SECTION 240.14a-101 SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.           )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c)or Section 240.14a-12
INDEPENDENCE HOLDING COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 15, 2006

To the Stockholders of Independence Holding Company :
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Independence Holding Company (the “Company”) will be held on Thursday, June 15, 2006 at 10:15 A.M., EDT, at the offices of Paul, Hastings, Janofsky & Walker LLP, counsel to the Company, Park Avenue Tower, 75 E. 55th Street, New York, NY 10022 for the following purposes:

1. To elect seven directors of the Company;

2. To vote upon a proposal to ratify the selection of the Company’s independent registered public accounting firm;

3. To vote upon a proposal to adopt the 2006 Stock Incentive Plan; and

4. To transact such other business as may properly come before the meeting and any adjournment thereof.
      Only stockholders of record at the close of business on April 18, 2006 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders.
      Your attention is directed to the Proxy Statement submitted with this notice. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IN THE EVENT YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE SUCH PROXY AND VOTE SUCH SHARES IN PERSON. No postage need be affixed to the enclosed envelope if mailed in the United States.

By Order of the Board of Directors

/s/ David T. Kettig

David T. Kettig
Secretary
April 28, 2006

INDEPENDENCE HOLDING COMPANY
96 Cummings Point Road
Stamford, CT 06902
203-358-8000
Web Site: www.independenceholding.com

PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Independence Holding Company (the “Company”) of proxies to be used at the Annual Meeting of Stockholders to be held at the offices of Paul, Hastings, Janofsky & Walker LLP, counsel to the Company, Park Avenue Tower, 75 E. 55th Street, First Floor, New York, NY 10022, June 15, 2006 at 10:15 A.M., EDT. In addition to solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally, by telephone, telefax or fascimile. The expenses of all such solicitation, including the cost of preparing, printing and mailing this Proxy Statement, will be borne by the Company. The Company will, upon request, reimburse brokers, banks or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of the Company’s shares. This Proxy Statement and the accompanying form of proxy and the Company’s Annual Report to Stockholders, which contains financial statements for the year ended December 31, 2005, will first be mailed to stockholders of the Company on or about April 28, 2006.
      If the enclosed form of proxy is executed and returned, it will be voted as directed by the stockholder. If no contrary instruction is indicated, shares represented by properly executed proxies in the accompanying form of proxy will be voted by the persons designated in the printed portion thereof (i) FOR the election of the nominees specified therein, and named below to serve as directors for a one-year term; (ii) FOR the ratification of the selection of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the calendar year 2006; (iii) FOR the approval of adoption of the 2006 Stock Incentive Plan. As to Proposal 1, each director must be elected by the affirmative vote of a plurality of the votes cast at the meeting by the holders of shares of Common Stock represented in person or by proxy. Approval of any other Proposal requires the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting. The Audit Committee is responsible for selecting the Company’s independent registered public accounting firm. Accordingly, stockholder approval is not required to appoint KPMG as the Company’s independent registered public accounting firm for the calendar year 2006. The Board of Directors believes, however, that submitting the appointment of KPMG to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered public accounting firm. A proxy may be revoked at any time, insofar as the authority granted thereby has not been exercised at the Annual Meeting of Stockholders, by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any stockholder present at the meeting may vote personally on all matters brought before the meeting and, in that event, such stockholder’s proxy will not be used at the meeting by holders of the proxy.
      Only stockholders of record as of the close of business on April 18, 2006 will be entitled to vote at the meeting. On March 31, 2006, the Company had outstanding and entitled to one vote per share, 14,766,482 shares of Common Stock, par value $1.00 per share (“Common Stock”). An additional 86,497 shares of Common Stock are held in treasury by the Company and are not entitled to vote. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

      Management does not know of any other matters to be brought before the meeting at this time; however, if any other matters are brought before the meeting, the proxy holder shall vote in his discretion with respect to the matter. In the event a stockholder specifies a different choice on the proxy, such stockholder’s shares will be voted or withheld in accordance with the specifications so made. Should any nominee for director named herein become unable or unwilling to accept nomination or election, it is intended that the persons acting under proxy will vote for the election of such other person as the Board of Directors of the Company may recommend unless the number of directors is reduced by the Board of Directors. Each person named as a nominee has consented to their nomination and the Company has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.
I.     PROPOSALS
PROPOSAL 1
NOMINEES FOR ELECTION AS DIRECTORS
      Seven directors will be elected at the meeting, each to hold office until the next Annual Meeting of Stockholders and until such director’s successor shall be elected and shall qualify.
      It is intended that shares represented by proxies will be voted for the election of the nominees named below. If, at the time of the meeting, any of the nominees should be unwilling or unable to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute or substitutes, as the Board of Directors recommends. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve as a director.
      The persons named below have been nominated for election as directors. All of such nominees, except Mr. Lahey, presently serve as directors of the Company.
      Robert P. Ross, Jr., a current director of the Company, has decided, for personal reasons, not to stand for reelection. Mr. Ross has been a director of the Company since April 2000. For more than the past five years, he has been an unregistered investment advisor and President of Starboard Capital Partners, located in Houston, Texas, and general partner of Starboard Partners, L.P., a hedge fund for high net worth individuals and corporate clients. For more than the past five years, he has been a director of Standard Security Life Insurance Company of New York, a wholly-owned subsidiary of the Company with principal offices in New York, New York (“Standard Security”).
Larry R. Graber , age 56
Senior Vice President — Life and Annuities and Director
      Since January 2000, director of the Company; Since February 2006, Senior Vice President — Life and Annuities of the Company; since April 1996, a director and President of Madison National Life Insurance Company, Inc., a wholly-owned subsidiary of the Company with principal offices in Middleton, Wisconsin (“Madison Life”); since April 1996, a director and President of Southern Life and Health Insurance Company, an insurance company with principal offices in Homewood, Alabama, which is a subsidiary of Geneve Holdings, Inc. (“Geneve”), a private diversified holding company and a principal stockholder of the Company (see Section III-“Principal Stockholders” below); for more than the past five years, a director of Standard Security.
Allan C. Kirkman , age 62
Director
      Since December 1980, director of the Company; for more than the past five years until retirement in October 2005, Executive Vice President of Mellon Bank, N.A., a national bank with principal offices in Pittsburgh, Pennsylvania.

John L. Lahey , age 59
      For more than the past nineteen years, President of Quinnipiac University, a private university located in Hamden, Connecticut; since 1995, a member of the Board of Trustees of Yale-New Haven Hospital, a hospital located in New Haven, Connecticut; since 1994, a director of the UIL Holdings Corporation a publicly-held utility holding company with principal offices in New Haven, Connecticut; since 1999, a director of The Aristotle Corporation, a publicly held company with principal offices in Stamford, Connecticut which is a leading manufacturer and global distributor of educational, health and agricultural products and is affiliated with the Company as a majority owned subsidiary of Geneve (“Aristotle”). Mr. Lahey also serves as a director of New York City St. Patrick’s Day Parade, Inc., and since 2003 has served as a member on the American Bar Association’s Council of the Section of Legal Education and Admissions to the Bar.
Steven B. Lapin , age 60
Vice Chairman and Director
      Since July 1991, director of the Company; since July 1999, Vice Chairman of the Company; for more than five years prior to July 1999, President and Chief Operating Officer of the Company; for more than the past five years, President and Chief Operating Officer and a director of Geneve; since January 1998, a director of Aristotle; since June 2002, President and Chief Operating Officer of Aristotle.
Edward Netter , age 73
Chairman and Director
      Since December 1980, director of the Company; since August 1997, Chairman of the Compensation Committee; for more than the past five years, Chairman of the Company; for more than five years prior to January 2000, Chief Executive Officer of the Company; from December 1990 to November 1993, President of the Company; for more than the past five years, Chairman, Chief Executive Officer and director of Geneve; since January 1998, a director of Aristotle; since July 2002, a director of American Independence Corp. (“AMIC”), a holding company with principal offices in New York, New York, which, through subsidiaries, is in the insurance and reinsurance business and is affiliated with the Company through the Company’s ownership of 48% of AMIC’s outstanding common stock.
James G. Tatum , C.F.A., age 64
Director
      Since April 2000, director of the Company; since June 2002, Chairman of the Audit Committee; since June 2002, a director of Aristotle; for more than the past five years, registered investment advisor, located in Birmingham, Alabama, sole proprietor of J. Tatum Capital, LLC, managing funds primarily for individual and trust clients; Chartered Financial Analyst for more than twenty-five years.
Roy T.K. Thung , age 62
Chief Executive Officer, President and Director
      Since December 1990, director of the Company; since January 2000, Chief Executive Officer of the Company; since July 1999, President of the Company; for more than five years prior to July 1999, Executive Vice President and Chief Financial Officer of the Company; from May 1990 to November 1993, Senior Vice President, Chief Financial Officer and Treasurer of the Company; for more than the past five years, Executive Vice President of Geneve; since June 2002, a director of Aristotle; since July 2002, a director of AMIC; since November 2002, Chief Executive Officer and President of AMIC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.
PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
      The Audit Committee of the Board of Directors has selected KPMG as the independent registered public accounting firm of the Company for the year 2006. It is anticipated that representatives of KPMG, who also served as the Company’s independent registered public accounting firm for 2005, will be present at the 2006 Annual Meeting of Stockholders and will have an opportunity to make a statement if they so desire and to answer any appropriate questions.
      The following table presents aggregate fees for professional services billed to the Company for the years ended December 31, 2005 and 2004 by KPMG:

Category	2005	2004

Audit fees(1)	$1,969,000	$1,677,000
Audit-related fees(2)	—	194,000
Tax fees(3)	78,000	75,000
All other fees	—	—

	$2,047,000	$1,946,000

(1)	Audit fees consist of fees billed to the Company by KPMG for the audit of the Company’s financial statements filed with the Company’s Annual Report on Form 10-K; audit of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002; review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q; and other services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees for 2004 consist of fees billed to the Company by KPMG for internal control documentation assistance services.

(3)	Tax fees consist of fees billed to the Company by KPMG for tax compliance, tax advice and tax planning services.
      The Audit Committee has adopted policies and procedures to pre-approve all audit and permitted non-audit services performed by the Company’s independent registered public accounting firm.
      Applicable SEC rules and regulations permit waiver of the pre-approval requirements for services other than audit, review and attestation services if certain conditions are met. None of the services characterized above as “Audit-related” and “Tax” were billed in fiscal 2005 and 2004 without pre-approval.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.
PROPOSAL 3
APPROVAL OF THE 2006 STOCK INCENTIVE PLAN
Background
      Subject to stockholder approval, the Board of Directors has adopted the Independence Holding Company 2006 Stock Incentive Plan (the “SIP”) and is proposing that the SIP be approved by the Company’s stockholders at the Annual Meeting to enable the Company to design appropriate awards and incentives for the persons eligible to participate in the SIP. The exact amounts and nature of the proposed awards under the SIP have not yet been determined, although the SIP permits grants of stock options, stock appreciation rights

(“SARs”), restricted stock or units, deferred share units, and performance awards (“Awards”). A copy of the SIP is set forth in full in Appendix A to this proxy statement, and the following description of the SIP is qualified in its entirety by reference to Appendix A.
      The Board of Directors believes that the SIP is an important factor in attracting, retaining and motivating employees, consultants, agents, and directors of the Company and its corporate affiliates. The Board believes that the Company needs the flexibility both to have an increased reserve of common stock available for future equity-based awards, and to make future awards in a form other than stock options.
      The SIP will reserve 1,300,000 shares of Common Stock for future awards to eligible employees, consultants, agents, and directors of the Company and its corporate affiliates. The Board of Directors recognizes the need for this future reserve because less than 3,000 shares, in the aggregate, remain available for awards under the Company’s 2003 Stock Incentive Plan and the Company’s 1988 Stock Incentive Plan (the “Existing Plans”) as of March 31, 2006. Stockholder approval of the SIP will enable the Company to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Code. Subject to certain exceptions, Section 162(m) generally limits corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other four highest paid executive officers of the Company.
      If the SIP is approved by the stockholders, the Board intends to cause the shares of Common Stock that will become available for issuance under the SIP to be registered on applicable registration statements to be filed with the Securities and Exchange Commission (“SEC”), at the Company’s expense. Stockholder approval of the SIP will not affect the Existing Plans, which will both remain in full force and effect.
Summary of 2006 Stock Incentive Plan
      The following summary is not intended to be complete and reference should be made to Appendix A for a complete statement of the terms and provisions of the SIP. Capitalized terms used in this summary and not otherwise defined in this proxy statement will have the meanings ascribed to such terms in the SIP.
      Purpose. The purpose of the SIP is to attract, retain and motivate select employees, officers, directors, consultants, and agents of the Company and its affiliates (referred to collectively as “Eligible Persons”) and to provide incentives and rewards to Eligible Persons for superior performance.
      Shares Subject to the SIP. The SIP provides that no more than 1,300,000 shares of Common Stock may be issued pursuant to Awards under the SIP. These shares shall be authorized but unissued shares, or shares that the Company has reacquired or otherwise holds in treasury or in a trust. The number of shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the SIP for stock splits, stock dividends, recapitalizations and other similar events. Shares of Common Stock that are subject to any Award that expires, or is forfeited, cancelled or becomes unexercisable will again be available for subsequent Awards, except as prohibited by law.
      Administration. Either the Board of Directors or a committee appointed by the Board will administer the SIP. The Board of Directors and any committee exercising discretion under the SIP are referred to as the “Committee.” The Board of Directors may, at any time, appoint additional members to the Committee, remove and replace members of the Committee, with or without cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (or other officers) to make Awards to Eligible Persons who are not reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (or other officers whom the Company has specifically authorized to make Awards). With respect to decisions involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee is to consist of two or more directors who are “outside directors” for purposes of that Code section. The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Exchange Act, officers or employees of the Company or its affiliates.

      Subject to the terms of the SIP, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of shares of Common Stock, units or dollars to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the SIP and its administration, to interpret and construe the SIP and the terms of all Award agreements, and to take all actions necessary or advisable to administer the SIP. Within the limits of the SIP, the Committee may accelerate the vesting of any Award, allow the exercise of unvested Awards, and may modify, replace, cancel or renew them.
      The SIP provides that the Company and its affiliates will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the SIP. The SIP releases these individuals from liability for good faith actions associated with the SIP’s administration.
      Options Grant Limitations. The Committee may grant options that are intended to qualify as incentive stock options (“ISOs”) only to employees, and may grant all other Awards to Eligible Persons. The SIP and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award. The SIP provides that for any calendar year not more than 200,000 shares of Common Stock may be issued to any Participant under the SIP pursuant to Awards in the form of stock options and SARs.
      Options. Options granted under the SIP provide Participants with the right to purchase shares of Common Stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify (“Non-ISOs”). The SIP also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceed $100,000 (based upon the fair market value of the shares of Common Stock on the option grant date).
      Share Appreciation Rights (SARs). A share appreciation right generally permits a Participant who receives it to receive, upon exercise, cash and/or shares of Common Stock equal in value to an amount determined by multiplying (a) the excess of the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares by (b) the number of Shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with options or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.
      Exercise Price for Options and SARs. The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the shares of Common Stock subject to the Award (110% of fair market value for ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares of Common Stock). As of the Record Date, the closing price of a share of Common Stock on the New York Stock Exchange was $21.41 per share.
      Exercise of Options and SARs. To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares of Common Stock, and cashless exercise under a program the Committee approves. The term over which Participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares of Common Stock).
      Restricted Shares, Restricted Share Units, Unrestricted Shares and Deferred Share Units. Under the SIP, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares of Common Stock after certain vesting requirements are met, and may grant unrestricted shares as to which the Participant’s interest is immediately vested. For restricted Awards, the SIP provides the Committee with discretion to determine the terms and conditions under which a Participant’s interest in such Awards becomes vested. Under the SIP, each non-employee director would receive an automatic Award of restricted shares on the day immediately following each annual meeting of Stockholders of the Company. Each such automatic Award would grant non-employee directors 750 restricted shares (or such other amount as the Board may determine on a prospective basis), which would vest in equal installments over the next three years on each subsequent anniversary of the date of the Award. In the event that a non-employee director terminated his or her membership on the Board any unvested shares would be immediately forfeited. The SIP provides for deferred share units in order to permit certain directors, consultants, agents, or select members of management to defer their receipt of compensation payable in cash or shares of Common Stock (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares of Common Stock.
      Whenever shares of Common Stock are released pursuant to these Awards, the Participant will be entitled to receive additional shares of Common Stock equal to the sum of (i) any stock dividends that the Company’s stockholders received between the date of the Award and issuance or release of the shares of Common Stock and (ii) a number of additional shares of Common Stock equal to the shares of Common Stock that the Participant could have purchased at Fair Market Value on the payment date of any cash dividends for shares of Common Stock if the Participant had received such cash dividends between its grant date and its settlement date.
      Performance Awards. The SIP authorizes the Committee to grant performance-based awards in the form of Performance Units that the Committee may or may not designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, Performance Awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company or any affiliate. Performance Awards are payable in shares of Common Stock, cash or some combination of the two; subject to an individual Participant limit, respectively, of 60,000 shares of Common Stock and of a cash amount equal to $1,500,000 per performance period. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.
      With respect to Performance Compensation Awards, the SIP requires that the Committee specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).
      Under the SIP, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; gross premium; profit margin; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.
      Income Tax Withholding. As a condition for the issuance of shares of Common Stock pursuant to Awards, the SIP requires satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award or the issuance of shares of Common Stock.

      Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers in the form of a Non-ISO, Share-settled SAR, Restricted Shares, or Performance Shares to charitable institutions, certain family members or related trusts, or as otherwise approved by the Committee.
      Certain Corporate Transactions. The Committee shall equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the SIP but as to which no Awards have yet been granted or that have been returned to the SIP upon cancellation, forfeiture or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares of Common Stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the SIP such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the SIP.
      In addition, in the event or in anticipation of a Change in Control (as defined in the SIP), the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards (except to the extent an Award provides otherwise), take one or more of the following actions: (a) arrange for or otherwise provide that each outstanding Award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (b) accelerate the vesting of Awards for any period (and may provide for termination of unexercised Options and SARs at the end of that period) so that Awards shall vest (and, to the extent applicable, become exercisable) as to the shares of Common Stock that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares of Common Stock issued upon exercise of an Award shall lapse as to the shares of Common Stock subject to such repurchase right; (c) arrange or otherwise provide for payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or (d) terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation.
      Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the SIP) by the successor corporation in connection with, or within 12 months (or other period either set forth in an Award Agreement, or as increased thereafter by the Committee to a period longer than 12 months) following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any shares of Common Stock subject to such assumed or substituted Award shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination.
      In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, equitably adjust the price per share covered by each outstanding Award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all Awards will terminate immediately prior to such dissolution or liquidation, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.

      Term of SIP; Amendments and Termination. The term of the SIP is ten years from April 17, 2006, the date it was approved by the Board. The Board may from time to time, amend, alter, suspend, discontinue or terminate the SIP; provided that no amendment, suspension or termination of the SIP shall materially and adversely affect Awards already granted unless (1) it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization, (2) it is otherwise mutually agreed between the Participant and the Committee, or (3) the Committee determines in good faith, before a Change in Control, that the modification is not materially adverse to the Participant. Furthermore, neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures. In addition, the Committee may not cancel an outstanding option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing, the Committee may amend the SIP to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.
      Expected Tax Consequences. The following is a brief summary of certain tax consequences of certain transactions under the SIP. This summary is not intended to be complete and does not describe state or local tax consequences.
      U.S. Federal Income Tax Consequences. Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to Awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For Participants, the expected U.S. federal income tax consequences of Awards are as follows:
      Non-ISOs. A Participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares of Common Stock issued to the Participant on the exercise date, over (b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.
      ISOs. A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of Common Stock are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the Participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.
      Share Appreciation Rights. A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or shares of Common Stock that the Participant receives.
      Restricted Shares, Restricted Share Units, Defined Share Units, and Performance Awards. In general, a Participant will not recognize income at the time of grant of restricted shares, restricted share units, defined share units or Performance Awards, unless the Participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the Award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or shares of Common Stock that the Participant receives when the Award vests. The same tax consequences apply to Performance Awards.
      Unrestricted Shares. A Participant will recognize income at the time of grant of unrestricted shares, in an amount equal to the excess of the market value of the unrestricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature).
      Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the Participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances.
      Income Taxes and Deferred Compensation. The SIP provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and that the Company will not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. Nevertheless, the SIP authorizes the Committee to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, with the Committee’s consent, in accordance with Section 409A.
      General Tax Law Considerations. The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of options under the SIP and the disposition of shares issued thereunder in existence as of the date of this Proxy Statement. Special rules may apply to the Company’s officers, directors or greater than ten percent stockholders. Participants in the SIP should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an Award or the underlying shares.
      New Plan Benefits. The Committee will grant Awards under the SIP at its discretion. Consequently, it is not possible to determine at this time the amount or dollar value of Awards to be provided under the SIP, other than to note that the Committee has not granted Awards that are contingent upon the approval of the SIP.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.
STOCKHOLDER PROPOSALS
      Any proposal which a stockholder intends to present at the Annual Meeting of Stockholders to be held in 2007 must be received at the Company’s principal executive office not later than December 29, 2006 in order to be includable in the proxy material for such meeting. Any proposal submitted after December 29, 2006 will be considered untimely and will not be allowed to be brought before the Company’s Annual Meeting of Stockholders to be held in 2007 if not received at the Company’s principal executive office on or before March 14, 2007.

II.     CORPORATE GOVERNANCE AND RELATED MATTERS
BOARD OF DIRECTORS AND COMMITTEES AND NOMINATION PROCESS
      The Company’s Board of Directors held five meetings in 2005. Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served. Directors are elected annually and serve until their successors are duly elected and qualified. Officers serve at the discretion of the Board of Directors.
      The Company qualifies as a “controlled company” as defined in Section 303A.00 of the New York Stock Exchange (“NYSE”) Listed Company Manual (“Manual”) because more than 50% of the Company’s voting power is held by Geneve. Please refer to Section III-“Principal Stockholders” below. Therefore, the Company is not subject to certain NYSE Manual requirements that would otherwise require the Company to have (i) a majority of independent directors on the Board of Directors (Manual Section 303A.01); (ii) compensation of the Company’s executive officers determined by a compensation committee comprised solely of independent directors (Manual Section 303A.04); and (iii) director nominees selected, or recommended for the Board of Director’s selection, by a nominating committee comprised solely of independent directors (Manual Section 303A.05).
      In light of Geneve’s voting power, the Board of Directors has determined that the Board of Directors, rather than a nominating committee, is the most appropriate body for identifying director candidates and selecting nominees to be presented at the annual meeting of stockholders. In nominating candidates, the Board of Directors seeks candidates with outstanding business experience who will bring such experience to the management and direction of the Company. The minimum criteria employed by the Board of Directors in its selection of candidates is set forth in the Company’s Corporate Governance Guidelines, along with certain other factors that inform the selection process. The Board of Directors has determined that no policy with respect to consideration of candidates recommended by security holders would be appropriate. Mr. Lahey was recommended for nomination to the Board of Directors by Geneve, and the Board of Directors unanimously approved the nomination after a comprehensive evaluation.
Committees of the Board of Directors
      The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee.
      Executive Committee. The Executive Committee, which has all powers and authority of the Board of Directors with respect to the management of the business and affairs of the Company, currently consists of Messrs. Kirkman, Netter and Thung. The Executive Committee did not meet in 2005.
      Compensation Committee. The principal functions of the Compensation Committee are to review and approve the compensation of the Company’s Chief Executive Officer and the Company’s executive officers, and to administer the Company’s 1988 Stock Incentive Plan (“1988 Stock Plan”) and 2003 Stock Incentive Plan, as amended (“2003 Stock Plan”). Messrs. Kirkman, Netter and Tatum are the current members of the Compensation Committee. The Compensation Committee met five times in 2005.
      Audit Committee. The principal functions of the Audit Committee are to: (i) select an independent registered public accounting firm; (ii) review and approve management’s plan for engaging the Company’s independent registered public accounting firm during the year to perform non-audit services and consider what effect these services will have on the independence of the Company’s independent registered public accounting firm; (iii) review the Company’s annual financial statements and other financial reports which require approval by the Board of Directors; (iv) oversee the integrity of the Company’s financial statements, the Company’s systems of disclosure controls and internal controls over financial reporting and the Company’s compliance with legal and regulatory requirements; (v) review the scope of audit plans of the Company’s internal audit function and independent registered public accounting firm and the results of their audits; and

(vi) evaluate the performance of the Company’s internal audit function and independent registered public accounting firm.
      The Audit Committee met thirteen times during 2005. The current members of the Audit Committee are Messrs. Kirkman, Ross and Tatum. Mr. Lahey, if elected to directorship, is expected to serve on the Audit Committee. Each of these individuals meets the independence requirements of the NYSE and applicable SEC rules and regulations. The Board of Directors has determined that none of them has any material relationship with the Company. The Audit Committee and the Board of Directors have also determined that each member of the Audit Committee is financially literate and that Mr. Tatum qualifies as an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee Charter is available on the web site of the Company, and the information is available in print to any stockholder who requests it.
      Non-Management Directors Executive Sessions. Non-management directors of the Company met twice in 2005, without management participation. “Non-management” directors are all those who are not executive officers, and includes such directors who are not independent by virtue of a material relationship, former status or family membership, or for any other reason (Manual Section 303A.03). Mr. Kirkman, a non-management director, is the presiding director in these sessions.
Stockholder Communication with the Board of Directors
      The Company provides an informal process for stockholders to send communications to the Company’s Board of Directors. Stockholders who wish to contact the Board of Directors or any of its members may do so by writing to Independence Holding Company, Attn: Board of Directors, 96 Cummings Point Road, Stamford, Connecticut 06902. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. Correspondence directed to an individual member of the Board of Directors is referred to that member. Correspondence not directed to a particular member of the Board of Directors is referred to the Company’s General Counsel, Mr. Kettig.
      All of the members of the Board of Directors are expected to attend the Company’s annual meetings of stockholders. All of the Company’s directors were in attendance at the Company’s 2005 Annual Meeting.
      Stockholders who wish to communicate with non-management directors or the presiding director of the executive sessions may do so by writing to Independence Holding Company, Attn: Non-management Directors, Board of Directors, 96 Cummings Point Road, Stamford, Connecticut 06902.
GOVERNANCE DOCUMENTS
      Code of Ethics. The Company has adopted a Code of Ethics which applies to the Company’s President and Chief Operating Officer, Chief Financial Officer, principal accounting officers or controller, and other Company employees performing similar functions (the “Code of Ethics”). The Company’s Code of Ethics can be found on the Company’s website at www.independenceholding.com, and the information is also available in print to any stockholder who requests it. The Board of Directors does not anticipate modifying the Code of Ethics or granting any waivers thereto, but were such a waiver or modification to occur, it would promptly be disclosed on the Company’s website.
      Code of Conduct. The Company has adopted a Corporate Code of Business Conduct and Ethics which applies to all employees, officers and directors of the Company and its subsidiaries and affiliates (the “Code of Conduct”). The Code of Conduct can be found on the Company’s website at www.independenceholding.com, and the information is also available in print to any stockholder who requests it. The Board of Directors does not anticipate modifying the Code of Conduct or granting any waivers thereto.
      Corporate Governance Guidelines. The Company has adopted Corporate Governance Guidelines (“Guidelines”) to advance the functioning of the Board of Directors and its committees and set forth the Board of Directors’ expectations as to how it should perform its functions. The Guidelines can be found on the Company’s website at www.independenceholding.com, and the information is also available in print to any stockholder who requests it.

COMPENSATION OF DIRECTORS
      Each of the independent members of the Board of Directors currently is entitled to an annual retainer of $25,000. In addition to the retainer, the independent members of the Board of Directors receive $400 for each Board or committee meeting attended, and an additional $5,000 for serving as the Chairman of a Committee. Non-employee directors receive an automatic grant of 750 shares of restricted stock on the day immediately following each annual meeting of Stockholders of the Company, which vest ratably over three years after the grant date, assuming uninterrupted service on the Board of Directors.
REPORT OF THE AUDIT COMMITTEE
      The Audit Committee is comprised of directors who meet the NYSE standards for independence. The Audit Committee assists the Board of Directors in oversight of the financial reporting process, including the effectiveness of internal accounting and financial controls and procedures, and controls over the accounting, auditing and quality of financial reporting practices of the Company. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in March 2005 in order to comply with NYSE rules.
      Management of the Company has primary responsibility for the financial reporting process, the preparation of financial statements in conformity with U.S. generally accepted accounting principles, the system of internal controls and the establishment of procedures designed to insure compliance with accounting standards and applicable laws and regulations. KPMG is responsible for auditing the Company’s financial statements and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes and procedures. Audit Committee members are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent investigation or verification, on the information provided to it, including the representations of management that the financial statements have been prepared with integrity and objectivity, and the representations of management and the opinion of KPMG that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.
      During 2005, management furthered and refined the documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The internal audit function, as a component of the Company’s management process, was approved by the Audit Committee and established. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and KPMG at each regularly scheduled Audit Committee meeting. At the conclusion of the process, management discussed with the Audit Committee the effectiveness of the Company’s internal control over financial reporting.
      The Audit Committee also reviewed the Report of Management on Internal Control over Financial Reporting contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 prior to filing such report with SEC, as well as KPMG’s Reports of Independent Registered Public Accounting Firm (also included in the Company’s Annual Report on Form 10-K). KPMG’s reports related to the audit of (i) the Company’s consolidated financial statements, (ii) management’s assessment of the effectiveness of internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the Company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in 2006.
      The Audit Committee met with management periodically during the year to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with appropriate Company financial and internal audit personnel and with KPMG. The Audit Committee also discussed with the Company’s senior management the process used for certifications by the Company’s chief executive officer and chief financial officer which are required for certain filings with SEC.

      The Audit Committee appointed KPMG as the Company’s independent registered public accounting firm for the Company after reviewing the firm’s performance and independence from management.
      The Audit Committee reviewed with management and KPMG, the Company’s audited financial statements and met separately with both management and KPMG to discuss and review those financial statements and reports prior to issuance. Management has represented to the Audit Committee that the financial statements were prepared in conformity with U.S. generally accepted accounting principles. KPMG’s report states the firm’s opinion that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.
      The Audit Committee received from and discussed with KPMG the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This letter relates to that firm’s independence from the Company. The Audit Committee also discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by KPMG, and discussed with KPMG its independence.
      Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.
Members of the Audit Committee of the Board of Directors:

Allan C. Kirkman	James G. Tatum, Chairman	Robert P. Ross, Jr .
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
      In 2005, the Compensation Committee approved and adopted the Compensation Committee Charter and a Cash Bonus Plan for senior management. The Compensation Committee Charter is available on the web site of the Company, and the information is available in print to any stockholder who requests it.
      The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer (the “CEO”), evaluates the CEO’s performance in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by the Board) exercises sole authority to determine and approve the CEO’s compensation level based on this evaluation. Management’s recommendations as to the form and level of compensation of the Company’s other executive officers are subject to the approval of the Compensation Committee of the Board of Directors. The Committee has not retained a compensation consultant.
      The Company’s compensation policies seek to attract and retain key executives necessary to the long-term success of the Company, to align compensation with both annual and long-term strategic plans and goals and to reward performance in the continued growth and success of the Company and in the enhancement of shareholder values. In furtherance of these goals, the Company has employed a combination of annual base salaries, which are set at levels which management believes to be competitive with industry and regional pay practices and economic conditions, and annual and longer term incentive compensation, including options to purchase Common Stock.
      Management recommended to the Compensation Committee a bonus pool for the Company’s employees (including the executive officers) based on the Company’s performance in 2005 (including management’s additional accomplishments in diversifying into new lines of business and enhancing the insurance group’s distribution network while improving its profitability, and strategically planning the direction of the Company). The amount of the 2005 bonus pool was approved by the independent members of the Committee. Bonus amounts paid to employees (other than the CEO) are determined by management. Specifically regarding the CEO, Mr. Thung, base salary has been determined by considering Company and individual performance. Mr. Thung’s annual bonus payments are subject to approval by the independent members of the Compensation Committee.
      Section 162(m) of the United States Internal Revenue Code of 1986, as amended, may limit the Company’s ability to deduct, for United States federal income tax purposes, compensation in excess of $1,000,000 paid to the Company’s CEO and its four other highest-paid executive officers in any one fiscal year. No executive officer of the Company received any such compensation in excess of this limit during 2005.
Members of the Compensation Committee of the Board of Directors:

James G. Tatum	Edward Netter, Chairman	Allan C. Kirkman
EXECUTIVE OFFICERS
      In addition to Messrs. Graber, Lapin, Netter and Thung, who also serve as directors of the Company, set forth below are each executive officer’s name, age, all positions and offices held with the Company, principal occupations and business experience during the past five years. Officers are elected by the Board of Directors, each to serve until his or her successor is elected and has qualified, or until his or her earlier resignation, removal from office or death.
Teresa A. Herbert , age 44
Senior Vice President and Chief Financial Officer
      Since March 2005, Senior Vice President; since July 1999, Vice President and Chief Financial Officer of the Company; for more than five years prior to July 1999, Vice President and Controller of the Company; since March 2001, Vice President of Geneve; since November 2002, Vice President and Chief Financial Officer of AMIC.
David T. Kettig , age 47
Senior Vice President, Co-Chief Operating Officer, Chief Legal Officer and Secretary
      Since January 2006, Co-Chief Operating Officer of the Company; since March 2005, Senior Vice President and Chief Legal Officer of the Company; from April 2004 to January 2006, Chief Administrative Officer of the Company; for more than the past five years, Secretary of the Company; for more than the past five years, Senior Vice President and Chief Administrative Officer of Standard Security; since November 2002, Chief Operating Officer of AMIC and Independence American Insurance Company, a wholly-owned subsidiary of AMIC located in New York, New York (“Independence American”); since September 2001, a director of Independence American; for more than five years prior to July 2002, Vice President — Legal and Secretary of Geneve.
Scott M. Wood , age 41
Senior Vice President and Co-Chief Operating Officer
      Since January 2006, Senior Vice President and Co-Chief Operating Officer of the Company; since February 2006, Chief Executive Officer and President of Insurers Administrative Corporation, with principal offices in Phoenix, Arizona (“IAC”), a leading administrator, manager and distributor of individual and group health and life products, which became a wholly owned subsidiary of the Company as of January 2006; for more than five years prior to January 2006, Executive Vice President and Chief Operating Officer of IAC.
Jeffrey C. Smedsrud , age 47
Senior Vice President and Chief Strategic Development Officer
      Since March 2006, Chief Strategic Development Officer of the Company; since February 2005, Chief Manager and Treasurer of Community America Insurance Services, Inc., formerly CA Insurance Services LLC (“CAIS”), a health insurance marketing organization with principal offices in Minneapolis, Minnesota; since 1999, Chief Executive Officer of CA Marketing & Management, LLC (“CAM”), a distributor of individual and small group plans through a dedicated field force of approximately 500 agents; since 1999,

Executive Vice President of Smedsrud, Inc., an insurance brokerage advisory firm. CAM and Smedsrud Inc., which are not affiliates of the Company, have principal offices in Minneapolis, Minnesota.
Paul E. Bunning , age 34
Vice President and Controller
      Since November 2005, Vice President and Controller of the Company; for more than the past five years, Controller of Geneve; since June 2004, Assistant Treasurer of Aristotle; since June 2003, Assistant Controller of Aristotle.
Alex Giordano , age 63
Vice President and Chief Marketing Officer
      Since February 2000, Vice President and Chief Marketing Officer of the Company; for more than the past five years, Executive Vice President, Chief Marketing Officer and a director of Standard Security; for more than the past five years, President and a director of Independence American.
Paul R. Janerico , age 39
Vice President — Internal Audit
      Since April 2004, Vice President of the Company and Vice President of AMIC; from June 1996 to March 2004, Assistant Vice President of General Reinsurance (“Gen Re”), a reinsurance company with principal offices in Stamford, Connecticut, including more than five years as Global Financial Audit Manager.
Mark A. Musser , age 50
Vice President — Strategic Business Development
      Since November 2004, Vice President — Strategic Business Development of the Company; since July 2004, Senior Vice President — Strategic Business Development and Chief Marketing Officer of Madison Life; for more than five years prior to July 2004, Senior Vice President — Finance & Administration and Chief Financial Officer of Madison Life.
Brian R. Schlier , age 51
Vice President — Taxation
      For more than the past five years, Vice President — Taxation of the Company; since March 2005, Senior Vice President — Taxation of Geneve; for more than five years prior to March 2005, Director of Taxation of Geneve; since November 2002, Vice President — Taxation of AMIC; since January 2003, Vice President — Taxation of Aristotle.
Henry B. Spencer , age 66
Vice President — Investments
      Since March 2005, Vice President — Investments of the Company; since March 2005, Vice President — Investments of Geneve; since March 2005, Vice President — Investments of AMIC; for more than five years prior to March 2005, Chief Investment Officer of Head Asset Management, an investment advisory affiliate of Head & Co., merchant bankers in the insurance industry, located in New York, New York; for eleven years prior thereto, Senior Vice President — Investments for Guardian Life Insurance Company, located in New York, New York.
C. Winfield Swarr , age 65
Vice President and Chief Underwriting Officer
      Since August 2000, Vice President and Chief Underwriting Officer of the Company; since August 2000, Senior Vice President and Chief Underwriting Officer of Standard Security; for more than five years prior to August 2000, Vice President and Accident and Health Underwriting Officer of General Re.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

With Geneve
      The Company and Geneve operate under cost-sharing arrangements pursuant to which certain items are allocated between the companies. During 2005, the Company paid to Geneve or accrued for payment thereto approximately $341,500 under such arrangements, and paid or accrued approximately an additional $82,500 for the first quarter of 2006. Such cost-sharing arrangements include Geneve providing the Company the use of office space as its corporate headquarters for annual consideration of $141,215 in 2005. In addition, certain directors, officers and/or employees of the Company or its subsidiaries, who are also directors, officers and/or employees of Geneve, received compensation and benefits from Geneve for services rendered thereto since January 1, 2005. The foregoing is subject to the approval of the Audit Committee of the Board of Directors at least annually, and management of the Company believes that the terms thereof are no less favorable than could be obtained by the Company from unrelated parties on an arm’s length basis.

With Mr. Edward Netter
      At December 31, 2005, the Company had a $10.5 million limited partnerhsip investment in Dolphin Limited Partnership-A (“DLP-A”). At December 31, 2004, the Company had a $4.6 million limited partnership investment in Dolphin Domestic Fund II L.P. (“DDF II”). Subsequently, the general partner of DDF II liquidated the net assets of DDF II, and made a distribution to the Company of its capital account balance. Mr. Donald Netter is the Chairman, Chief Executive Officer, and the indirect principal owner of the managing member of the general partner of DLP-A. He is also the Co-Chairman and Co-Chief Executive Officer of the managing member of DDF II. Mr. Donald Netter is the son of Mr. Edward Netter. Pursuant to the partnership agreements, all limited partners are charged quarterly management fees, an annual performance-based incentive allocation and other defined expenses, all of which the Company believes to be comparable to other similar investment management vehicles with which it is familiar.

With American Independence Corp. and Its Subsidiaries
      AMIC is an insurance holding company engaged in the insurance and reinsurance business as a result of its acquisition of First Standard Holdings Corp. (“FSHC”) from the Company in November 2002. AMIC does business with the Company, including reinsurance treaties under which, in 2005, Standard Security and Madison Life ceded to Independence American an average of 22% of their medical stop-loss business, 10% of their fully insured health business and 20% of their New York statutory disability business. The Company owned 48% of AMIC’s outstanding common stock at December 31, 2005, which was purchased in various transactions beginning in 2002. See Note 2 of the Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

With Mr. Jeffrey C. Smedsrud
      In fiscal year 2006, CAM will continue to receive health insurance commissions and fees from IAC, and IAC will continue to administer group health and individual plans sold by CAM. Mr. Jeffrey C. Smedsrud is the sole owner and Chief Executive Officer of CAM. IAC become a wholly-owned subsidiary of the Company as of January 31, 2006. The described transaction is the continuation on unaltered terms of an arms-length business relationship between the parties that existed prior to either party becoming affiliated with the Company.

With Mr. Scott M. Wood
      Concurrent with and in connection to the acquisition of IAC, Mr. Stephen A. Wood, Mr. Scott M. Wood’s father, entered into: (1) an employment agreement with IAC, pursuant to which he serves as Chairman of the Board of IAC and receives an annual base salary of $300,000 until September 20, 2007; (2) a consulting agreement with Standard Security, pursuant to which he provides consulting services to Standard Security and receives an annual fee of $250,000 until September 20, 2007; (3) a consulting agreement with

IAC effective September 21, 2007 and terminating on September 20, 2022, pursuant to which he will provide consulting services to IAC and receive an annual fee of $300,000. Mr. Stephen A. Wood was the founder of IAC and its President and Chief Executive Officer before the acquisition. The aggregate compensation to him pursuant to these agreements is comparable to and consistent with that before the acquisition.
      Concurrent with and in connection to the acquisition of IAC, Ms. Christy Wood, Mr. Scott M. Wood’s sister, entered into a revised salary continuation agreement with IAC, pursuant to which she will provide services to IAC as an employee and in a consultative capacity after retirement, and, subject to certain conditions therein, upon reaching the age of 65, will start to receive a monthly salary continuation payment of $12,500 for 10 years. Ms. Wood joined IAC in 1997 and is currently the Senior Vice President of Administration of IAC. The compensation to her pursuant to this agreement is comparable to and consistent with that before the acquisition.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, to file with the SEC and any national securities exchange on which these securities are registered, initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock or other equity securities of the Company. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all §16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, all §16(a) filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were timely filed for the fiscal year ended December 31, 2005.
III.     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PRINCIPAL STOCKHOLDERS
      Listed below are the number of shares of Common Stock beneficially owned, as of March 31, 2006, by the holders of more than 5% of the Common Stock of the Company.

		Percentage of
		Outstanding Shares
	Common Stock	Beneficially Owned

Geneve Holdings, Inc.(1) 96 Cummings Point Road Stamford, Connecticut 06902	8,155,611	55.23%

(1)	According to (i) information disclosed in Amendment No. 35 to Schedule 13D dated May 9, 2001 of Geneve Holdings, Inc., a private diversified holding company located at 96 Cummings Point Road, Stamford, Connecticut, (together with its affiliates also referred to herein as “Geneve”) supplemented by (ii) information provided to the Company by Geneve in response to a Company questionnaire, a group consisting of Geneve and certain of its affiliates are the beneficial owners of 8,155,611 shares of Common Stock. Mr. Edward Netter, Chairman and a director of the Company, is an executive officer and a director of Geneve. Mr. Netter and members of his family control Geneve by virtue of his voting interest. Mr. Netter disclaims beneficial ownership as to the shares of Common Stock owned by Geneve.

      To the best knowledge of the Company, Geneve has sole investment and voting power with respect to the shares listed above, and no other person or persons acting in concert own beneficially more than 5% of the Common Stock.

MANAGEMENT OWNERSHIP
      The following table sets forth for each director of the Company, nominee for director, the Chief Executive Officer, the four other most highly compensated executive officers of the Company who were serving as executive officers at the year ended December 31, 2005 (the “Named Officers”), and for all directors, nominees for director and executive officers of the Company as a group, information regarding beneficial ownership of Common Stock as of March 31, 2006.

			Percent of Class
Name	Number of Shares		Entitled to Vote

Larry R. Graber	60,169	(1)	*
Teresa A. Herbert	98,493	(2)	*
David T. Kettig	114,736	(3)	*
Allan C. Kirkman	15,600	(4)	*
John L. Lahey	—		—
Steven B. Lapin	89,182		*
Edward Netter	—	(5)	—
Robert P. Ross, Jr.	172,075	(6)	1.2%
C. Winfield Swarr	69,660	(7)	*
James G. Tatum	18,800	(8)	*
Roy T.K. Thung	621,778	(9)	4.1%
All directors, nominees for director and executive officers as a group (19 persons)	1,739,863	(1)(2)(3)(4)(5)	11.7%
		(6)(7)(8)(9)(10)

(1)	Includes 32,500 shares of Common Stock subject to options granted to Mr. Graber, all of which are exercisable within 60 days after March 31, 2006.

(2)	Includes 60,150 shares of Common Stock subject to options granted to Ms. Herbert, all of which are exercisable within 60 days after March 31, 2006.

(3)	Includes 68,150 shares of Common Stock subject to options granted to Mr. Kettig, all of which are exercisable within 60 days after March 31, 2006.

(4)	Includes 8,910 shares of Common Stock subject to options granted to Mr. Kirkman, all of which are exercisable within 60 days after March 31, 2006.

(5)	As described in the table relating to Principal Stockholders, Geneve and certain of its affiliates are the beneficial owners of 8,155,611 shares of Common Stock, which represents 55.23% of the outstanding Common Stock as of March 31, 2006. Mr. Edward Netter, Chairman and a director of the Company, is an executive officer and a director of Geneve. Mr. Netter and members of his family control Geneve by virtue of his voting interest. Mr. Netter disclaims beneficial ownership as to the shares of Common Stock owned by Geneve.

(6)	Includes 1,787 shares of Common Stock owned by Mr. Ross’ wife, 163,800 shares owned by Starboard Partners, L.P., a limited partnership managed by an entity controlled by Mr. Ross, and 4,950 shares of Common Stock subject to options granted to Mr. Ross, all of which are exercisable within 60 days after March 31, 2006. Mr. Ross disclaims beneficial ownership of the shares owned by his wife and Starboard Partners, L.P.

(7)	Includes 9,000 shares of Common Stock subject to options granted to Mr. Swarr, all of which are exercisable within 60 days after March 31, 2006.

(8)	Includes 1,260 shares owned by Mr. Tatum’s wife, as to which shares Mr. Tatum disclaims beneficial ownership, and 2,970 shares of Common Stock subject to options granted to Mr. Tatum, all of which are exercisable within 60 days after March 31, 2006.

(9)	Includes 432,540 shares of Common Stock subject to options granted to Mr. Thung, all of which are exercisable within 60 days after March 31, 2006.

(10)	Includes: (i) 151,660 shares of Common Stock subject to options granted to eight executive officers not named in the table above, all of which options are exercisable within 60 days after March 31, 2006; (ii) 1,000 shares held by Smedsrud, Inc. Money Purchase Plan, as to which Mr. Smedsrud disclaims beneficial ownership; and (iii) 32,017 shares held in SLW Trust II, and 6,819 shares held in SLW Trust III, as to which Mr. Wood disclaims beneficial ownership. Mr. Wood is the managing trustee and he and/or other immediate family members are beneficiaries of the named trusts.

*	Represents less than 1% of the outstanding Common Stock.
IV.     EXECUTIVE COMPENSATION AND OTHER INFORMATION
EXECUTIVE COMPENSATION
Summary Compensation Table
      The following table sets forth the compensation awarded to, earned by or paid to the Named Officers for services rendered in all capacities during the last three fiscal years.

					Long Term Compensation

		Annual Compensation			Awards		Payouts

(a)	(b)	(c)	(d)		(f)	(g)
				(e)	Restricted	Securities	(h)	(i)
				Other Annual	Stock	Underlying	LTIP	All Other
Name and Principal		Salary	Bonus	Compensation	Awards	Options/SARs	Payouts	Compensation(1)
Position	Year	($)	($) (2,3)	($)	($)	(#)	($)	($)

Roy T.K. Thung	2005	357,595	380,000	—	—	—	—	321,481
Chief Executive	2004	333,845	370,500	—	—	180,000	—	200,349
Officer & President	2003	345,222	380,000	—	—	187,110	—	184,369

Teresa A. Herbert	2005	200,953	127,500	—	—	10,000	—	6,024
Senior Vice President	2004	153,328	120,500	—	—	18,000	—	5,252
& Chief Financial Officer	2003	146,530	93,750	—	—	44,500	—	4,070

David T. Kettig	2005	240,629	190,000	—	—	10,000	—	7,419
Senior Vice President	2004	224,250	147,750	—	—	18,000	—	6,794
& Co-Chief Operating Officer	2003	221,406	217,750	—	—	44,500	—	7,185

Larry R. Graber	2005	192,000	160,000	—	—	—	—	29,760
Senior Vice President	2004	185,972	80,000	—	—	—	—	28,940
Life and Annuities	2003	183,599	60,000	—	—	—	—	26,622

C. Winfield Swarr	2005	185,026	65,000	—	—	—	—	7,803
Vice President &	2004	180,656	65,000	—	—	—	—	6,894
Chief Underwriting Officer	2003	177,800	78,239	—	—	—	—	7,412

(1)	Amounts shown for 2003, 2004 and 2005 for the Named Officers include the dollar value of premiums paid for term life insurance and automobile allowances. In addition, amounts shown for Mr. Thung include amounts accrued during 2003, 2004, and 2005 under a Retirement Benefit Agreement with the Company (described below under the heading “Retirement Benefit Agreement”). The amounts shown for Messrs. Kettig and Swarr include profit-sharing contributions by Standard Security to their 401(k) accounts of (i) $5,500, $4,767, and $5,028, respectively, in 2003, 2004, and 2005 for Mr. Kettig; and (ii) $5,569, $5,272 and $5,701, respectively, in 2003, 2004 and 2005 for Mr. Swarr. The amounts shown for Mr. Graber include profit-sharing contributions by Madison Life to his 401(k) account of $16,559, $17,191 and $17,797, respectively, in 2003, 2004 and 2005. Certain of the Named Officers also received compensation and benefits during 2003, 2004, and 2005 from Geneve and/or its affiliates (other than the Company) for services rendered to such companies, which amounts are not included in this table. A portion of the salaries of certain of the Named Officers in 2003, 2004 and 2005 was allocated to AMIC pursuant to a Service Agreement between the Company and AMIC.

(2)	$161,500 of Mr. Kettig’s 2005 bonus was deferred pursuant to a deferred compensation agreement entered into on June 17, 2005.

(3)	$127,500 of Ms. Herbert’s 2005 bonus was deferred pursuant to a deferred compensation agreement entered into on June 17, 2005.
Option/ SAR Grants in Last Fiscal Year
      The following table sets forth certain information concerning grants of stock options to the Named Officers who received grants during 2005.

Grant
Individual Grants					Date Value

(a)	(b)	(c)	(d)	(e)	(f)
	Number of	% of Total
	Securities	Options/SARs
	Underlying	Granted to	Exercise or		Grant Date
	Options/SARs	Employees in	Base Price	Expiration	Present
Name	Granted(#)	Fiscal Year	($/Sh)	Date	Value($)(1)

Teresa A. Herbert	10,000	33.3%	17.99	11/29/10	78,600
David T. Kettig	10,000	33.3%	17.99	11/29/10	78,600

(1)	Present value determinations were made using the Black-Scholes model of theoretical options pricing, and were based on the following assumptions: (A) expected volatility is based on a five year period, calculated weekly, preceding the date of grant; (B) the risk-free rate of return is based on the five year U.S. Treasury Note yield to maturity as at the date of grant; (C) dividend yield assumes that the current dividend rate paid on the Common Stock continues unchanged until the expiration date of the options; and (D) a three-year phased-in vesting period that averages two years. The actual value a Named Officer receives is dependent on future stock market conditions, and there can be no assurance that the amounts reflected in column (f) of the Option/ SAR Grants Table will actually be realized. No gain would be realized by a Named Officer without appreciation in the market value of the Common Stock, which would benefit all stockholders commensurately.
Aggregated Option/ SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values
      The following table sets forth certain information concerning stock options and SARs of the Named Officers who had options or SARs at December 31, 2005.

(a)	(b)	(c)	(d)	(e)
Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	In-the-Money
			Options/SARs at	Options/SARs at
	Shares		FY-End(#)	FY-End($)
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise(#)	Realized($)	Unexercisable	Unexercisable

Roy T.K. Thung	—	—	346,740/182,370	3,014,246/517,303
Teresa A. Herbert	—	—	54,150/36,850	430,101/136,925
David T. Kettig	10,000	105,950	62,150/36,850	527,861/136,925
Larry Graber	—	—	37,350/0	504,464/0
C. Winfield Swarr	30,600	349,452	9,000/0	91,440/0

Equity Compensation Plan Information
      The following table gives information about the Company’s common stock that may be issued upon exercise of options under the Company’s equity compensation plans existing as of December 31, 2005.

	(a)	(b)	(c)
Number of Securities
Remaining Available
	Number of		for Future Issuance
	Securities to	Weighted	Under Equity
	be Issued upon	Average Exercise	Compensation Plans
	Exercise of	Price of	Excluding Securities
	Outstanding	Outstanding	Reflected in Column
Plan Category	Options	Options($)	(a)

Equity compensation plans approved by security holders	1,108,371	11.89	107,790
Retirement Benefit Agreement
      In 1991, the Company entered into a retirement benefit agreement with Mr. Thung, which was amended in 2002 and in 2005, pursuant to which he is entitled to receive a cash payment on January 31, 2009 or at termination of his employment with the Company prior to January 31, 2009 pursuant to a time-adjusted payment schedule using an implicit discount rate. Any such payment is fully vested. Assuming that his employment with the Company had terminated on December 31, 2005, Mr. Thung would have been entitled to receive $1,394,867, which amount increases during the time he remains employed by the Company until January 31, 2009. Of such amount, $305,318 was accrued in 2005.
PERFORMANCE GRAPH
      Set forth below is a line graph comparing the five year cumulative total return of the Common Stock with that of the S&P Smallcap Life & Health Insurance and the Russell 2000.
Comparison of Five Year Cumulative Total Return*
Among Independence Holding Company,
S&P Smallcap Life & Health Insurance and Russell 2000

*	Assumes that dividends were reinvested and is based on a $100 investment on December 31, 2000.

OTHER MATTERS
      As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the meeting. As to any business which would properly come before the meeting, the proxies confer discretionary authority in the persons named therein and those persons will vote or act in accordance with their best judgment with respect thereto.

By Order of the Board of Directors

/s/ David T. Kettig

David T. Kettig
Secretary
Stamford, Connecticut
April 28, 2006

Appendix A
INDEPENDENCE HOLDING COMPANY
2006 STOCK INCENTIVE PLAN

Plan Document

1.     Establishment, Purpose, and Types of Awards
      Independence Holding Company (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “Independence Holding Company 2006 Stock Incentive Plan” (hereinafter referred to as the “Plan”), in order to provide incentives and awards to select employees, directors, agents, consultants, and advisors of the Company and its Affiliates. The Plan permits grants of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights (“SARs”)
Section 8	Restricted Shares, Restricted Share Units, and Unrestricted Shares
Section 9	Deferred Share Units
Section 10	Performance Awards
      The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.
2.     Defined Terms
      Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Exhibit A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.
3.     Shares Subject to the Plan
      Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 1,300,000 Shares. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, Shares that the Company has reacquired or otherwise holds in treasury, or Shares held in a trust.
      Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares issued pursuant to Awards, provided that any Shares that are issued under the Plan and forfeited back to the Plan shall be available for issuance pursuant to future ISO Awards.
4.     Administration
      (a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.
      (b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.
      (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or dollars to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

(vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

(vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.
      Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.
      (d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.
      (e) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to their authorized services on behalf of the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to their authorized services on behalf of the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.
5.     Eligibility
      (a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or any Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.
      (b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 23, 24, and 25 unless otherwise specifically provided in an Award Agreement.
      (c) Limits on Awards. During each calendar year of the Plan, no Participant may receive Options and SARs that relate to more than 200,000 Shares. The Committee will adjust this limitation pursuant to Section 13 below.
      (d) Replacement Awards. Subject to Applicable Laws (including any associated Shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless the Company’s shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.
6.     Option Awards
      (a) Types; Documentation. Subject to Section 5(a), the Committee may in its discretion grant Options pursuant to Award Agreements that are delivered to Participants. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.
      (b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

      (c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.
      (d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that —

(i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and

(ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.
      Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.
      (e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.
      (f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.
      (g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i) cash or check payable to the Company (in U.S. dollars);

(ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(iv) any combination of the foregoing methods of payment.
      The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.
      (h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.
      The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii) Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(v) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.
      (i) Reverse Vesting. The Committee in its sole discretion may allow a Participant to exercise unvested Non-ISOs, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Non-ISOs.
7.     Share Appreciation Rights (SARs)
      (a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person pursuant to Award Agreements, in any of the following forms:

(i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

(iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s shareholders generally in connection with the event.

      (b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of federal securities laws applicable to proxy statement disclosures.
      (c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.
      (d) Effect on Available Shares. All SARs that may be settled in Shares shall be counted in full against the number of Shares available for Awards under the Plan, regardless of the number of Shares actually issued upon settlement of the SARs.
      (e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying —

(i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii) the number of Shares with respect to which the SAR has been exercised.
      Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.
      (f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares, with cash paid in lieu of fractional shares. Unless otherwise provided in an Award Agreement, all SARs shall be settled in Shares as soon as practicable after exercise.
      (g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.
8.     Restricted Shares, Restricted Share Units, and Unrestricted Shares
      (a) Grants. The Committee may in its sole discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant to any Eligible Person the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”), and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.
      (b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.
      (c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.
      (d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or right to receive Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.
      (e) Dividends Payable on Vesting. Unless otherwise provided in an Award Agreement, whenever unrestricted Shares are issued to a Participant pursuant to Section 8(d) above, the Participant shall also receive, with respect to each Share issued, (i) a number of Shares equal to the stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued, and (ii) a number of Shares having a Fair Market Value (on the date of each cash dividend payment date) equal to any cash dividends that were paid to the holders of Shares based on a record date between the Grant Date and the date such Share is issued.
      (f) Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make a Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.
      (g) Deferral Elections. At any time within the thirty-day period (or other shorter or longer period that the Committee selects in its sole discretion) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an initial Award of either Restricted Shares or Restricted Share Units (or before the calendar year in which such a Participant receives a subsequent Award), the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.
      (h) Automatic Awards of Restricted Shares to Non-Employee Directors. Subject to Applicable Law and to adjustments pursuant to Section 13(a) hereof, an Award of 750 Restricted Shares (or such other amount that the Board may determine on a prospective basis) shall be granted to each non-employee Director of the Company or its subsidiaries on the day immediately following each annual meeting of the Company’s shareholders. Each non-employee Director shall vest in one-third of those Restricted Shares on each of the next three annual anniversaries of the date of the Restricted Share Award. In the event that a non-employee Director terminates his or her membership on the Board for any reason, the Director shall immediately forfeit any unvested Restricted Shares. All terms of such Restricted Shares shall be as determined by the Committee, consistent with the Plan, and shall be set forth in the applicable Award Agreement.
9.     Deferred Share Units
      (a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who first receives an Award) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.
      (b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

      (c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless —

(i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

(ii) the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election, and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.
      Fractional shares shall not be issued, and instead shall be paid out in cash.
      (d) Crediting of Dividends. Unless otherwise provided in an Award Agreement, whenever Shares are issued to a Participant pursuant to Section 9(c) above, the Participant shall also receive, with respect to each Share issued, (i) a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued, and (ii) a number of Shares having a Fair Market Value (on the date of each cash dividend payment date) equal to any cash dividends that were paid to the holders of Shares based on a record date between the Grant Date and the date such Share is issued.
      (e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.
      (f) Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.
10.     Performance Awards
      (a) Performance Units. Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.
      (b) Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance

Compensation Award” (payable in cash or Shares) in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined).
      A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.
      (c) Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 60,000 Shares and $1,500,000 in cash. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.
      (d) Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): gross or net premiums; profit margin; insured lives; basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Perform-

ance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

      (e) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.
11.     Taxes
      (a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.
      (b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.
      (c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).
      (d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).
      (e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any

Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.
12.     Non-Transferability of Awards
      (a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, or in the case of an option other than an ISO, pursuant to a domestic relations order as defined under Rule 16a-12 under the Exchange Act. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, a transferee permitted by this Section 12, or except as would cause an ISO to lose such status, by a bankruptcy trustee.
      (b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award relating to Non-ISOs, SARs settled only in Shares, Restricted Shares, or Performance Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Each share of restricted stock shall be non-transferable until such share becomes non-forfeitable. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
13.     Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions
      (a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.
      (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

      (c) Change in Control. In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

(ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

(iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards;

(iv) terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation; or

(v) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.
      Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months (or longer periods that the Committee approves) following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination, unless an Award Agreement provides otherwise.
      (d) Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.
14.     Time of Granting Awards.
      The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee and set forth in the Award Agreement, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.
15.     Modification of Awards and Substitution of Options.
      (a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not (without shareholder approval) cancel an outstanding Option that is underwater for the purpose of reissuing the Option to the Participant within six months thereafter at a lower exercise price or granting a replacement Award of a different type. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent there is an express Plan provision permitting the Committee to act unilaterally to make the modification, or the Committee reasonably concludes that the modification is not materially adverse to the Participant.
      (b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.
16.     Term of Plan.
      The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.
17.     Amendment and Termination of the Plan.
      (a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.
      (b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment or modification pursuant to Section 13 or 15(a) above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.
18.     Conditions Upon Issuance of Shares.
      Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.
19.     Reservation of Shares.
      The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.
20.     Effective Date.
      This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company’s shareholders for approval, and if not approved by the shareholders in accordance with Applicable Laws (as determined by the Committee in its sole discretion) within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval, and no Shares shall be distributed before such approval.
21.     Controlling Law.
      All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.
22.     Laws And Regulations.
      (a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Unrestricted Shares, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.
      (b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.
23.     No Shareholder Rights.
      Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.
24.     No Employment Rights.
      The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.
25.     Termination, Rescission and Recapture of Awards.
      Notwithstanding any other provision of the Plan, but subject to any contrary terms set forth in any Award Agreement, this Section shall only apply to a Participant who is, on the Award Date, an Employee of the

Company or its Affiliates, and shall automatically cease to apply to any Participant from and after his or her termination of Continuous Service after a Change in Control.
      (a) Each Award under the Plan is intended to align the Participant’s long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, except as otherwise expressly provided in the Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the “Conditions”).
      (b) A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.
      (c) Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.
      (d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.
      (e) If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within 1 year or such longer period as set forth in any written employment agreement between the Company and the Participant after his or her termination for any reason, a Participant (a) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, violates such written employment agreement; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.
      (f) Within ten days after receiving notice from the Company of any such activity, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 25 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.
      (g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.
      (h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.
      (i) Notwithstanding any provision of this Section, if any provision of this Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

Exhibit A: Definitions

As used in the Plan, the following definitions shall apply:
      “Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.
      “Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations (to the extent the Committee determines that compliance therewith is desirable or appropriate), and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.
      “Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.
      “Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.
      “Board” means the Board of Directors of the Company.
      “Cause” has the meaning set forth in any employment, severance or other agreement governing the relationship between the relevant Participant and the Company in effect as of the date the event giving rise to

Cause occurred. In the absence of such a provision, “Cause” means: (i) any material violation by the Participant of the terms of any agreement between the Participant and the Company, including without limitation, any employment or non-competition agreement, (ii) the Participant’s conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (iii) conduct of the Participant related to the Participant’s employment for which either criminal or civil penalties against the Participant or the Company may be sought; (iv) material violation of the Company’s policies, including, without limitation, those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (v) serious neglect or misconduct in the performance of the Participant’s duties for the Company or willful or repeated failure or refusal to perform such duties.
      Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant’s termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, such Participant’s employment shall be deemed to have been terminated for Cause. A Participant’s termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rising to Cause, regardless of when the determination is made.
      “Change in Control” means the occurrence of any one or more of the events set forth in the following paragraphs:

(i) a change in the ownership of 50% or more of the Corporation’s outstanding common stock, within a twelve month period; or

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting stock or the other voting securities of such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.
      However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed ’part of a purchasing group’ for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 5% of the stock of the purchasing company or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee directors). The Board has final authority to determine the exact date on which a Change in Control has been deemed to have occurred under subparagraphs (i), (ii), and (iii) above.
      “Code” means the U.S. Internal Revenue Code of 1986, as amended.
      “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

      “Company” means Independence Holding Company, a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.
      “Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.
      “Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, Consultant, or agent. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, Consultant, and an agent will not constitute an interruption of Continuous Service.
      “Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.
      “Director” means a member of the Board, or a member of the board of directors of an Affiliate.
      “Disabled” means a condition under which a Participant —
      (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or
      (b) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.
      “Eligible Person” means any Consultant, Director, Employee, or agent and includes non-Employees to whom an offer of employment has been or is being extended.
      “Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.
      “Exchange Act” means the Securities Exchange Act of 1934, as amended.
      “Fair Market Value” means, as of any date (the “Determination Date”): (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”) on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded on the over-the-counter market, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.
      “Grant Date” has the meaning set forth in Section 14 of the Plan.
      “Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

      “Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors, Consultants, or agents.
      “Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.
      “Option” means any stock option granted pursuant to Section 6 of the Plan.
      “Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.
      “Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.
      “Performance Compensation Awards” mean Awards granted pursuant to Section 10(b) of the Plan.
      “Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.
      “Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.
      “Plan” means this Independence Holding Company 2006 Stock Incentive Plan.
      “Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.
      “Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.
      “Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.
      “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.
      “SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.
      “Share” means a share of common stock of the Company, as adjusted in accordance with Section 13 of the Plan.
      “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.
      “Unrestricted Shares” mean Shares awarded pursuant to Section 8 of the Plan.

As approved by the Board of
Directors on April 17, 2006.

☑	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	INDEPENDENCE HOLDING COMPANY

ANNUAL MEETING OF STOCKHOLDERS
JUNE 15, 2006
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
     The undersigned stockholder of Independence Holding Company (the “Company”) hereby appoints Teresa A. Herbert and David T. Kettig, and each or either of them, the true and lawful proxies, agents and attorneys of the undersigned, each with full power to act without the other and with full power of substitution to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 15, 2006 at 10:15 A.M., E.D.T., at the law offices of Paul, Hastings, Janofsky & Walker LLP, Park Avenue Tower, 75 East 55th Street, New York, NY 10022 and at any adjournment or postponement thereof.

Please be sure to sign and date this Proxy in the box below.

Date

Stockholder sign above Co-holder (if any) sign above

			With-	For All
		For	hold	Except
1.	To elect seven directors: Nominees: Larry R. Graber, Allan C. Kirkman, John L. Lahey, Steven B. Lapin, Edward Netter, James G. Tatum and Roy T. K. Thung			

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.			

3.	To approve the adoption of 2006 Stock Incentive Plan.			

4.	To transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” ALL PROPOSALS.
     The shares represented by this proxy card will be voted as directed above. If no direction is given and the proxy card is validly executed, the shares will be voted FOR all listed proposals.
     The undersigned hereby ratifies and confirms all that said proxies, agents, and attorneys, or any of them or their substitutes, lawfully may do at the meeting and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment or postponement thereof.

▲     Detach above card, sign, date and mail in postage paid envelope provided.     ▲
INDEPENDENCE HOLDING COMPANY
96 CUMMINGS POINT ROAD
STAMFORD, CONNECTICUT 06902

     Please sign the Proxy exactly as your name(s) appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
PLEASE DATE, SIGN AND RETURN.
YOUR PROMPT ATTENTION WILL BE APPRECIATED.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.